SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 24, 1997




                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-19635


              Delaware                                 33-0326866
   (State or other jurisdiction of        (IRS Employer Identification Number)
   incorporation or organization)



                 3550 General Atomics Court, San Diego, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (619) 455-2700
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Events

Item 7.  Exhibit

Signature


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

ITEM 5.     Other Events

         On September 24, 1997, the Company issued the press release attached hereto as Exhibit 99.1.

ITEM 7.     Exhibit

   99.1     Press Release dated September 24, 1997.


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     GENTA INCORPORATED



Date:  September 24, 1997

                                                     /s/ Michael S. Weiss
                                                     -------------------------
                                                     Michael S. Weiss
                                                     Vice Chairman and
                                                     Member of the Board


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